UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 17, 2003

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 17, 2003 (included herewith).

Item 9.  Regulation FD Disclosure.

On April 17, 2003, the Company issued a press release announcing its first quarter results of operations for fiscal year 2003.  Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated April 17, 2003 announcing the Company’s results of operations.

This information furnished under “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12.  Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTEN TRANSPORT, LTD.

By:	/s/ Darrell D. Rubel
Darrell D. Rubel
Executive Vice President and
Chief Financial Officer

Dated:  April 18, 2003

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated April 17, 2003 (included herewith).